UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

July 20, 2006

(Date of earliest event reported)

VESTA INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12338	63-1097283
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 River Run Drive Birmingham, Alabama	35243
(Address of principal executive offices)	(Zip Code)

(205) 970-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On July 20, 2006, Vesta Insurance Group, Inc. learned that an involuntary Chapter 7 petition, styled In re: Vesta Insurance Group, Inc., Case No. 06-02517-TBB7, U.S. Bankruptcy Court – Northern District of Alabama, was filed on July 18, 2006.

The information in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of July 21, 2006.

VESTA INSURANCE GROUP, INC.

By:	/s/ Donald W. Thornton
Its:	Senior Vice President —
General Counsel and Secretary

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